Exhibit 10.3

[EXECUTION COPY]

FIRST AMENDMENT TO

INTERCREDITOR AND LIEN SUBORDINATION AGREEMENT

THIS FIRST AMENDMENT TO INTERCREDITOR AND LIEN SUBORDINATION AGREEMENT (this “Amendment”) is entered into as of January 14, 2005, by and among S.A.C. CAPITAL ASSOCIATES, LLC, a limited liability company organized under the laws of Anguila, as “Administrative Agent” and “Collateral Agent” for all Second Lien Lenders party to the Second Lien Credit Agreement as described more fully in the Intercreditor Agreement referred to below (the “Second Lien Agent”), THE WET SEAL, INC., a Delaware corporation (the “Lead Borrower”), THE WET SEAL RETAIL, INC., a Delaware corporation (“Wet Seal Retail”), WET SEAL CATALOG, INC., a Delaware corporation (collectively, with Wet Seal Retail and the Lead Borrower, the “Companies”), WET SEAL GC, INC., a Virginia corporation (the “Facility Guarantor”), and FLEET RETAIL GROUP, INC., as “Administrative Agent” and “Collateral Agent” for all of the First Lien Lenders party to the First Lien Credit Agreement as described more fully in the Intercreditor Agreement referred to below (the “First Lien Agent”). All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Intercreditor Agreement referred to below.

R E C I T A L S

A. Concurrently with the Companies’, the Facility Guarantor’s and the Second Lien Agent’s execution and delivery of that certain Second Lien Credit Agreement with the Second Lien Lenders, the Companies, the Facility Guarantor, the Second Lien Agent and the First Lien Agent executed an Intercreditor and Lien Subordination Agreement, dated as of November 9, 2004 (as amended and in effect from time to time, the “Intercreditor Agreement”);

B. The Companies, the Facility Guarantor and the Second Lien Agent have requested that the Second Lien Credit Agreement be amended to provide, among other things, that the Maturity Date (as defined in the Second Lien Credit Agreement) be extended; and

C. The First Lien Agent and the Second Lien Agent have agreed, subject to the terms and conditions provided herein, to amend the Intercreditor Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1. Amendments to Intercreditor Agreement.

(a) Section 1 of the Intercreditor Agreement is hereby amended by adding the following the new definition of “Second Amendment to First Lien Credit Agreement Effective Date” in the appropriate alphabetical order:

““Second Amendment to First Lien Credit Agreement Effective Date” means the date on which all conditions precedent to the Second Amendment to Amended and Restated Credit Agreement, dated as of January 14, 2005, among the Credit Parties, the First Lien Agent and the First Lien Lenders, have been satisfied.”

(b) Section 1 of the Intercreditor Agreement is hereby further modified by deleting clause (ii) in the definition of “Maximum First Lien Debt” and substituting in lieu thereof the following new clause (ii):

“(ii) the result of (A) the greater of the (I) Borrowing Base and (II) Term Loan Borrowing Base (as such terms (including the component definitions thereof) are defined in the First Lien Credit Agreement as of the Second Amendment to First Lien Credit Agreement Effective Date, minus (B) the Minimum Required Excess Availability (as such term (including the component definitions thereof) is defined in the First Lien Credit Agreement as of the Second Amendment to First Lien Credit Agreement Effective Date)”.

(c) Section 1 of the Intercreditor Agreement is hereby further modified by deleting the definition of “Paid in Full” or “Payment in Full” and substituting in lieu thereof the following new definition:

““Paid in Full” or “Payment in Full” shall mean the payment in full in cash of all First Lien Debt (other than contingent indemnification obligations to the extent no bona fide claim giving rise thereto has been asserted); provided, that cash collateral in an amount of 103% of the aggregate undrawn amount of the letters of credit provided under the First Lien Debt Documents may be furnished in lieu of payment in cash for such related Letter of Credit Liabilities; and termination of all commitments to lend or make other financial accommodations under the First Lien Debt Documents.”

(d) Section 2.3 of the Intercreditor Agreement is hereby modified by deleting all references to “ninety (90)” therein and substituting in lieu thereof a reference to “one hundred and twenty (120)”.

(e) Section 3.2(i) of the Intercreditor Agreement is hereby amended by deleting the parenthetical “(other than as a result of the capitalization of interest”) and substituting in lieu thereof the following new parenthetical: “(other than as a result of the capitalization of interest and the capitalization of other amounts)”.

(f) Section 3.2(ii) of the Intercreditor Agreement is hereby amended by deleting the date “April 29, 2005” and substituting “March 31, 2009” in lieu thereof.

(g) Section 8(a)(ii) of the Intercreditor Agreement is hereby amended by deleting the parenthetical “(but excluding any such sales or other dispositions of Collateral conducted in connection with or as a result of store closures permitted under the First Lien Credit Agreement)” and substituting in lieu thereof the following new parenthetical: “(but excluding (x) any such sales or other dispositions of Collateral conducted in connection with or as a result of store closures permitted under the First Lien Credit Agreement (as in effect on the date hereof) and (y) any such sales or other dispositions which both the First Lien Lender Parties and the Second Lien Lender Parties have permitted in writing, whether by waiver, consent, amendment or otherwise))”.

(h) Section 8(d)(ii) is hereby amended by (i) deleting “(A)” and (ii) deleting the phrase “and (B) any outstanding Hedging Agreements (as such term is defined in the First Lien Credit Agreement)”.

(i) Section 9(a) of the Intercreditor Agreement is hereby amended by deleting the parenthetical “(or March 31, 2005 if the Maturity Date (as defined in the Second Lien Credit Agreement) is extended in accordance with the terms of the Second Lien Credit Agreement)” and substituting in lieu thereof the following new parenthetical:

“(or such later Maturity Date (as such term is defined in the Second Lien Credit Agreement) if such Maturity Date is extended in accordance with the terms of the Second Lien Credit Agreement)”.

(k) Section 9(b) of the Intercreditor Agreement is hereby amended by adding the phrases (i) “other than as permitted pursuant to Section 6.01(i) of the First Lien Credit Agreement (as in effect on the Second Amendment to First Lien Credit Agreement Effective Date, including any defined terms (or component definitions thereof) used in Section 6.01(i) of the First Lien Credit Agreement, as in effect on the Second Amendment to First Lien Credit Agreement Effective Date”, immediately prior to the words “the Credit Parties” in the fourth line thereof, and (ii) “or cash fees”, immediately after the phrase “(x) cash interest payments” in the fifth line thereof.

(l) Section 9(b) of the Intercreditor Agreement is hereby amended by adding the following new sentence immediately at the end of such Section 9(b):

“Notwithstanding anything to the contrary contained in this Section 9, the First Lien Agent, on behalf of the First Lien Lender Parties, hereby acknowledges and agrees that the Credit Parties may pay principal of and/or interest or other amounts owing under the Second Lien Credit Agreement by issuing equity interests or instruments convertible into or exchangeable for such equity interests as permitted pursuant to Section 6.06(c) of the First Lien Credit Agreement (as in effect on the Second Amendment to First Lien Credit Agreement Effective Date, including any defined terms (or component definitions thereof) used in Section 6.06(c) of the First Lien Credit Agreement, as in effect on the Second Amendment to First Lien Credit Agreement Effective Date).”

2. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon receipt by the First Lien Agent and the Second Lien Agent of the following conditions:

(a) a counterpart signature page to this Amendment duly executed and delivered by the Companies, the Facility Guarantor, the First Lien Agent and the Second Lien Agent; and

(b) evidence reasonably satisfactory to the First Lien Agent and the Second Lien Agent that all corporate action necessary for the valid execution, delivery and performance by the Companies and the Facility Guarantor of this Amendment and the transactions contemplated hereby shall have been duly and effectively taken.

3. Consents.

(a) The First Lien Agent, for and on behalf of the First Lien Lenders, hereby consents to the First Amendment to Second Lien Credit Agreement, dated as of the date hereof, and attached hereto as Exhibit A. This is a one time consent and shall not obligate the First Lien Agent or any First Lien Lender to consent to any other transactions or to establish a course of conduct.

(b) The Second Lien Agent, for and on behalf of the Second Lien Lenders, hereby consents to the Second Amendment to First Lien Credit Agreement, dated as of the date hereof, and attached hereto as Exhibit B. This is a one time consent and shall not obligate the Second Lien Agent or any Second Lien Lender to consent to any other transactions or to establish a course of conduct.

4. No Other Amendments, etc. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Intercreditor Agreement remain unchanged, and (b) all of the terms and conditions of the Intercreditor Agreement, as amended hereby, are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of the First Lien Agent or of any other Person under the Intercreditor Agreement except as expressly set forth herein. Nothing in this Amendment shall be construed to imply any willingness on the part of the First Lien Agent or the First Lien Lenders to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Intercreditor Agreement.

5. Headings. The paragraph headings used in this Amendment are for convenience only and shall not affect the interpretation of any of the provisions hereof.

6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of photocopies of the signature pages to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart hereof.

7. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. EACH PARTY HERETO HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED THEREIN AND IRREVOCABLY AGREES THAT, SUBJECT TO FIRST LIEN AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE LITIGATED IN SUCH COURTS. EACH PARTY HERETO EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH PARTY, AS THE CASE MAY BE, AT SUCH PERSON’S ADDRESS SET FORTH IN THE INTERCREDITOR AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

8. WAIVER OF JURY TRIAL. EACH SECOND LIEN LENDER PARTY, EACH CREDIT PARTY AND FIRST LIEN AGENT (FOR ITSELF AND FOR AND ON BEHALF OF EACH FIRST LIEN LENDER) HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH SECOND LIEN LENDER PARTY, EACH CREDIT PARTY AND FIRST LIEN AGENT (FOR ITSELF AND FOR AND ON BEHALF OF THE FIRST LIEN LENDERS) ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AMENDMENT, THE SECOND LIEN DEBT DOCUMENTS AND THE FIRST LIEN DEBT DOCUMENTS, AS THE CASE MAY BE, AND THAT SUCH PERSONS WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RESPECTIVE RELATED FUTURE DEALINGS. EACH OF EACH SECOND LIEN LENDER PARTY, EACH CREDIT PARTY AND FIRST LIEN AGENT (FOR ITSELF AND FOR AND ON BEHALF OF EACH FIRST LIEN LENDER) WARRANTS AND REPRESENTS THAT SUCH PERSON HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT SUCH PERSON KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

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IN WITNESS WHEREOF, the Second Lien Agent, the Credit Parties and the First Lien Agent have caused this Amendment to be executed as of the date first above written.

THE SECOND LIEN AGENT:

S.A.C. CAPITAL ASSOCIATES, LLC, as Administrative Agent and Collateral Agent
By:	S.A.C. Capital Advisors, LLC

By:	/s/ Peter Nussbaum
Name:	Peter Nussbaum
Title:	General Counsel

THE COMPANIES:

THE WET SEAL, INC.

By:	/s/ Douglas C. Felderman
Name:	Douglas C. Felderman
Title:	EVP + CFO

THE WET SEAL RETAIL, INC.

By:	/s/ Douglas C. Felderman
Name:	Douglas C. Felderman
Title:	Secretary + Treasurer

WET SEAL CATALOG, INC.

By:	/s/ Douglas C. Felderman
Name:	Douglas C. Felderman
Title:	Secretary + Treasurer

THE FACILITY GUARANTOR:

WET SEAL GC, INC.

By:	/s/ Douglas C. Felderman
Name:	Douglas C. Felderman
Title:	Secretary + Treasurer

***Signature Page to First Amendment to Intercreditor and Lien Subordination Agreement***

THE FIRST LIEN AGENT:

FLEET RETAIL GROUP, INC.

By:	/s/ Daniel T. Platt
Name:	Daniel T. Platt
Title:	Director

***Signature Page to First Amendment to Intercreditor and Lien Subordination Agreement***